FREMONT SMALL BUSINESS LOAN MASTER TRUST

FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT
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Series B and C Certificates and Variable Funding Certificate / Subordinated Series 1995-1


SETTLEMENT PERIOD: APRIL 1996     PAYMENT DATE: 5/15/96

AS OF THE RECORD DATE:
Series B Invested Amount .....................................................    $100,000,000
Series B Pool Factor .........................................................   1.00000000000
Series C Invested Amount .....................................................    $135,000,000
Series C Pool Factor .........................................................   1.00000000000
Subordinated Series 1995-1 Invested Amount ...................................     $30,000,000
Subordinated Series 1995-1 Pool Factor .......................................   1.00000000000
Variable Funding Certificate (VFC) Invested Amount ...........................     $15,500,000

FOR THE SETTLEMENT PERIOD:                                                                            PER $1,000
                                                                                                      ----------

Gross Collections for the Settlement Period ..................................    $234,589,000          $836.32
Defaulted Amount for the Settlement Period ...................................               0             0.00
Recoveries for the Settlement Period .........................................               0             0.00

CERTIFICATE/FEE DISTRIBUTIONS ON: 5/15/96
     Interest on the Series B Certificates ...................................     $500,000.00            $1.78
     Interest on the Series C Certificates ...................................      657,000.00             2.34
     Interest on the Subordinated Series 1995-1 Certificates .................      161,250.00             0.57
     Principal of the Series B Certificates ..................................            0.00             0.00
     Principal of the Series C Certificates ..................................            0.00             0.00
     Principal on the Subordinated Series 1995-1 Certificates ................            0.00             0.00
     Servicing Fee ...........................................................      523,523.44             1.87
                                                                                --------------      ------------
                       Total of distributions ................................   $1,841,773.44            $6.56
                                                                                ==============      ============

VFC ACTIVITY FOR THE APRIL 1996 SETTLEMENT PERIOD:
     Beginning principal of the Variable Funding Certificate .................  $11,000,000.00
     Principal from the Variable Funding Certificateholder ...................   10,500,000.00
     Principal to the Variable Funding Certificateholder .....................   (6,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate ....................  $15,500,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC ..........................      $37,640.95            $0.13
     Liquidity Fees for the Settlement Period for the VFC ....................       16,059.92             0.06
                                                                                --------------      ------------
     Total VFC Interest and Liquidity Fees for the Settlement Period .........      $53,700.87            $0.19
                                                                                ==============      ============

AS OF THE END OF THE APRIL 1996 SETTLEMENT PERIOD:
Subordinated Amounts:
    Series B Certificates ....................................................     $23,456,791
    Series C Certificates ....................................................     $31,666,667
    Variable Funding Certificate  (VFC) ......................................      $3,635,802
Aggregate Subordinated Transferor Amount .....................................     $36,449,153

Cash Collateral Account balance ..............................................              $0
Collection Account balance ...................................................      $2,049,000
Excess Funding Account balance ...............................................      $1,879,000


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 -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series B and C, the VFC and Subordinated
     Series 1995-1) as of the Record Date.
 -   Interest is for the Interest Accrual Period ending May 14th.
 -   The Series B Certificate Rate was 6.00% for this Interest Accrual Period.
 -   The Series C Certificate Rate was 5.84% for this Interest Accrual Period.
 -   The Subordinated Series 1995-1 Certificate Rate was 6.45% for this Interest Accrual Period.
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